EXHIBIT 10.5

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of July 14, 2016, between and between GGT TRG GRAND LAKES TX, LLC, a Delaware limited liability company ("Seller"), and LLOYD JONES CAPITAL LLC, a Florida limited liability company ("Purchaser").
WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement, dated as of June 30, 2016 (the "Agreement"); and
WHEREAS, Purchaser and Seller have agreed to modify the Agreement as set forth below.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree to amend the Agreement as follows:
1. Study Period. The Study Period shall expire at 5:00 p.m. (Central time) on July 22, 2016.
2. Closing Date. Section 9.1 of the Agreement is amended by deleting "fifteen (15) days" and replacing it with "eight (8) days."
3     Full Force and Effect. The Agreement shall remain in full force and effect, binding on the parties and unmodified except as expressly provided herein.
4. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning assigned to such terms in the Agreement.
5. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which, taken together, will constitute one instrument. Purchaser and Seller may execute different counterparts of this Amendment and, if they do so, the signature pages from the different counterparts may be combined to provide one integrated document.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SELLER:

GGT TRG GRAND LAKES TX, LLC, a Delaware limited liability company

By:    TRG Grand Corner, L.P., a Delaware limited partnership, its operating member

By:    TRG – Grand Corner GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ S. Joseph Barrett
Name: S. Joseph Barrett
Title: Vice President

PURCHASER:

LLOYD JONES CAPITAL LLC, a Florida limited liability company

By:    /s/ Christopher Finlay
Name: Christopher Finlay
Title: Managing Member

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